DEMAND NOTE

1.

Names:

Borrower:

New Found Shrimp, Inc.

7830 Inishmore Dr.

Indianapolis, Indiana 46214

Lender:

David R. Cupp

7830 Inishmore Dr.

Indianapolis, Indiana 46214

2.    Promise to Pay.

For value received, Borrower promises to pay Lender the amount of money recorded on the payment grid attached on Schedule A.

Lender agrees to loan an unlimited credit line to Borrower.

3.

Principal Payment.

Borrower may pay the principal in full together with any accrued interest.  The interest rate shall be 0% APR.  Borrower can, at any point pay the Lender the Principal and amount in cash.

4.

Collection Costs.

If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyers' fees in an amount the court finds to be reasonable.

5.

Notices.

All notices must be in writing. A notice may be delivered to Borrower or Lender at the address specified in section 1, above, or to a new address Borrower or Lender has designated in writing. A notice may be delivered:

(1) in person

(2) by certified mail, or

(3) by overnight courier.

6.  Security.

Borrower agrees that until the principal and interest owed under this Promissory Note are paid in full, this

DEMAND NOTE

note will be secured by giving Lender a security interest in Borrower’s company, Freedom Formulations, LLC and to any successors of this company.

7.  Governing Law.

This promissory note will be governed by and construed in accordance with the laws of the state of Indiana.

8.  Severability.

If any court determines that any provision of this promissory note is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and such provision shall be modified, amended, or limited only to the extent necessary to render it valid and enforceable.

Dated: May 18, 2011

/s/  David R. Cupp

Lender:  David R. Cupp

/s/  David R. Cupp

Borrower: David R. Cupp, CEO, New Found Shrimp, Inc.

DEMAND NOTE

Schedule A:

DATE:

AMOUNT:

5-18-11

$100.00